Exhibit 99.2 2019 First Quarter Earnings Presentation April 22, 2019

First Quarter Themes Net income of $70.5 million and diluted EPS of $0.42 (adjusted diluted EPS of $0.461) Results included $9.5 million of pre-tax merger-related expenses (4 cents per share) • Announced joint executive leadership team Merger of Equals • Integration efforts well underway Update • Registration statement and regulatory merger applications filed • Remain on track to create significant strategic and financial value Net Interest • Net interest income growth: 3.2% YoY • Net interest margin: 4.56%, down 3 bps YoY Income Growth • Average earning asset growth: 3.6% YoY • Loans and leases: flat YoY Loan and Lease and • Loan and lease (ex. auto finance) growth: 6.9% YoY2 Deposit Growth • Average checking and savings growth: 8.9% YoY • Non-interest bearing deposit growth: 4.6% YoY 1 Continued Focus on • Efficiency ratio: 70.70%; Adjusted efficiency ratio: 68.06% • ROACE: 11.40% Efficiency Ratio and • ROATCE: 12.42%1; Adjusted ROATCE: 13.72%1 Return on Capital • CET1 Ratio: 10.79%, up 22 bps YoY 1 Reduced • NCO rate: 0.39%; NCO rate (ex. auto finance): 0.20% • YTD auto finance run-off: $277.7 million Risk Profile • Non-performing assets: 0.63%, down 11 bps YoY 2 1 See slides 19-21 "Reconciliation of GAAP to Non-GAAP Financial Measures" 2 See slide 8 "Non-Auto Finance Loan and Lease Growth of 6.9%"

Merger of Equals Update Partnership to Create Significant Strategic and Financial Value on Track Deal Attributes Integration Update – The First 90 Days… in Place Today… Brand Announced joint executive leadership team Established joint Integration Management Office including 40 Executive Leadership integration leaders across both companies Team Partnered with external advisor to leverage deep expertise in leading integrations in the banking industry Headquarters Integration planning well underway across business verticals and shared services work streams Regulator Selection Registration statement and regulatory merger applications filed Minimal Branch and Client Overlap or Disruption Special Meetings of Stockholders for TCF and Chemical expected to be held in June 2019 Merger expected to close in late 3Q19 or early 4Q19 3

A Balanced and Experienced Leadership Team Gary Torgow Craig Dahl Board of Executive Chairman Chief Executive Officer Directors David Provost (8 Chemical / 8 TCF) Vance Opperman Vice Chairman Lead Director Chairman of the Bank Executive Leadership Team Chief Executive Officer Craig Dahl Bank President & Chief Financial Chief Risk & Chief Administrative Chief Human Chief Audit Chief Operating Officer Credit Officer Officer Capital Officer Executive Officer Dennis Klaeser James Costa Patricia Jones Sandra Kuohn Andrew Jackson Thomas Shafer EVP, Wholesale Deputy Chief Financial General Counsel & Banking Officer & Treasurer Corporate Secretary William Henak Brian Maass Joseph Green EVP, Consumer Banking Michael Jones Integration Management Office Legend: Chief Information Officer Brennan Ryan James Costa Thomas Butterfield 4

Up 0.7% YoY Continued Focus on Efficiency Ratio Improvement EFFICIENCY RATIO Efficiency ratio Adjusted efficiency ratio1 74.55% 69.21% 70.70% 67.41% 66.30% 1 1 68.06% 65.78% 1Q18 2Q18 3Q18 4Q18 1Q19 TOTAL REVENUE NON-INTEREST EXPENSE ($ millions) (excluding lease financing equipment depreciation Non-interest income (-4.6% YoY) and merger-related expenses) Up 0.7% YoY ($ millions) Down 1.9%YoY Net interest income (+3.2% YoY) Other 2 Compensation and employee benefits $365 $365 $377 $355 $358 $254 $229 $227 $231 $225 $114 $116 $128 $107 $112 3 $105 $133 $104 $101 $103 $243 $251 $249 $249 $251 4 $124 $121 $123 $130 $122 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Lease financing equipment depr. $17 $18 $19 $19 $19 Merger-related expenses — — — — 9 Total NIE $246 $272 $246 $250 $253 1 See slide 21 "Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)" 2 Includes occupancy and equipment, foreclosed real estate and repossessed assets, net and other non-interest expense, excludes lease financing equipment depreciation and merger- 5 related expenses 3 Includes the pre-tax CFPB/OCC settlement and related expenses of $32.0 million 4 Includes a large medical claim of $6.8 million

Net Interest Income Growth YoY Continued growth while remixing balance sheet NET INTEREST INCOME GROWTH NET INTEREST INCOME GROWTH (Quarterly View) (Quarterly YoY View) ($ millions) ($ millions) $243$251 $251 $249 $249 $234 $242 $251 $251 $222 $227 $249 $249 $243 1Q18 2Q18 3Q18 4Q18 1Q19 1Q 2Q 3Q 4Q 2017 2018 2019 NET INTEREST MARGIN1 $0 $0 $0 $0 Interest-earning assets yield Net interest margin • Net interest margin down 4 bps from 4Q18 Cost of deposits as remix of auto finance balances 5.50% 5.33% 5.36% 5.42% 5.19% continued into longer duration consumer real estate loans and debt securities 4.59% 4.67% 4.66% 4.60% 4.56% 0.81% 0.72% 0.59% 0.50% 0.52% 1Q18 2Q18 3Q18 4Q18 1Q19 6 1 Annualized and presented on a fully tax-equivalent basis

Earning Asset Growth with Improved Mix INTEREST-EARNING ASSET BALANCES1 ($ billions) • Average interest-earning asset Other interest-earning assets Up 3.6% YoY growth of 3.6% YoY Debt securities Auto finance Loans and leases (excluding auto finance) • Improving earning asset mix with shift towards more capital $22.4 $21.6 $21.7 $21.4 $21.7 efficient assets with lower risk 9% 10% 12% 13% 12% profile 8% 14% 12% 11% 10% • Reduced average auto finance composition from 14% in 1Q18 75% 76% 75% 76% 77% to 8% in 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 RISK-WEIGHTED ASSETS / ASSETS2 90% 90% 89% 87% 86% 1Q18 2Q18 3Q18 4Q18 1Q19 1 7 Average balances 2 Ratio is based on average balances. Amounts for 1Q19 are preliminary pending completion and filing of the Company’s regulatory reports.

Non-Auto Finance Loan and Lease Growth of 6.9%1 Non-auto finance loans and leases up $1.1B1 YoY NON-AUTO FINANCE LOAN AND LEASE BALANCES Inventory finance ($ millions) 1 Leasing and equipment finance Up 6.9% YoY Commercial Consumer real estate & Other $17,090 $17,679 $16,544 $16,012 $16,146 18% 21% • Non-auto finance loan and lease 21% 19% 18% growth of $1.1 billion YoY1 27% 27% 28% 29% 29% • Consumer real estate up $631.9 million (13.4%) 23% 22% 2 22% 23% 23% • Wholesale banking up $505.3 million (4.3%) 32% 30% 29% 29% 30% 1Q18 2Q18 3Q18 4Q18 1Q19 AUTO FINANCE PORTFOLIO BALANCES ($ millions) Down $278M in 1Q19 $2,839 $2,603 $2,275 $1,982 • $1.5 billion of auto finance $1,705 run-off, or 46.7% of the portfolio, since December 31, 2017 1Q18 2Q18 3Q18 4Q18 1Q19 Total loans and leases $19,383 $18,615 $18,421 $19,072 $19,384 8 1 Total period-end loans and leases of $19.4 billion at March 31, 2019, up $0.5 million, or 0.0% YoY 2 Includes commercial, leasing and equipment finance and inventory finance loans and leases

Earning Asset Yields Remain Strong1 Interest-earning asset yields up 31 bps YoY 1Q18 2Q18 3Q18 4Q18 1Q19 • Balance sheet asset Consumer real estate: sensitivity and continued pricing discipline resulted First mortgage lien 5.37% 5.34% 5.33% 5.27% 5.09% in strong yield Junior lien 6.34 6.56 6.70 6.87 6.98 performance Commercial 4.93 5.21 5.25 5.40 5.57 • Loan and lease yields up 42 bps YoY Leasing and equipment finance 4.81 4.93 5.00 5.11 5.09 • 1Q19 debt securities Inventory finance 6.64 6.94 7.16 7.11 7.38 purchased at an average Auto finance 5.28 5.30 5.36 5.39 5.33 tax-equivalent yield of 3.39% Total loans and leases 5.49 5.67 5.73 5.82 5.91 • Interest-earning asset Debt securities portfolio2 2.50 2.61 2.71 2.82 2.88 yields up 31 bps YoY Total interest-earning assets 5.19 5.33 5.36 5.42 5.50 9 1 Annualized and presented on a fully tax-equivalent basis 2 Includes debt securities held to maturity and debt securities available for sale

Retail-Focused Deposit Base with Improving Mix AVERAGE DEPOSITS COST OF DEPOSIT MIX ($ billions) Average Balances Average Interest Cost Certificates of deposit Up 2.4% YoY YoY YoY Money market 1Q19 Change 1Q19 Change Savings Deposits (ex. CDs) $14.1B $821M 0.44% 27 bps Checking CDs 4.6B (376)M 1.93% 57 bps $18.3 $18.4 $18.3 $18.5 $18.7 Total deposits $18.7B $445M 0.81% 31 bps 25% 27% 27% 26% 27% 8% • Average checking and savings 8% 9% 9% 8% growth of 8.9% YoY 32% 33% 30% 30% 31% • Average non-interest bearing deposit growth of 4.6% YoY • Average deposit balances ex. 34% 34% 34% 34% 34% CDs increased to 75% of total average deposits while average CD balances declined to 25% 1Q18 2Q18 3Q18 4Q18 1Q19 Cost of • 83% of average deposit Deposits 0.50% 0.52% 0.59% 0.72% 0.81% balances are consumer 10

Non-interest Income Non-interest income down 4.6% YoY NON-INTEREST INCOME ($ millions) Other non-interest income1 Leasing and equipment finance • Servicing fee income decreased Gains on sales of loans, net and servicing fee income Fees and service charges, card revenue and ATM revenue $3.2 million, or 38.4%, YoY, driven by $$128.1127.5 continued run-off in the auto finance $$112.2112.4 $$114.1114.2 $$116.4116.5 $$107.0106.2 serviced for others portfolio $55.3 $42.9 $45.0 $41.8 $41.1 • Leasing and equipment finance non- interest income impacted by $14.7 $14.8 $13.9 $17.4 $13.1 customer-driven activity $49.2 $52.6 $52.7 $56.3 $50.0 1Q18 2Q18 3Q18 4Q18 1Q19 NET LEASING AND EQUIPMENT FINANCE NON-INTEREST INCOME 1Q18 2Q18 3Q18 4Q18 1Q19 ($ millions) Leasing and equipment $41.8 $42.9 $45.0 $55.3 $41.1 finance non-interest income Lease financing equipment depreciation (17.3) (17.9) (19.5) (19.1) (19.3) Net leasing and equipment $24.5 $25.0 $25.5 $36.2 $21.8 finance non-interest income 11 1 Includes gains (losses) on debt securities, net and other non-interest income

Reduced Risk Profile Run-off of auto finance portfolio resulting in lower credit, operational and liquidity risks NON-PERFORMING ASSETS 60+ DAY DELINQUENCIES1 ($ millions) Other real estate owned Non-accrual loans and leases . NPAs/Loans and leases and other real estate owned $144 $123 $122 0.15% $101 $109 0.12% 0.12% 0.10% 0.11% 0.74% 0.54% 0.59% 0.65% 0.63% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 PROVISION FOR CREDIT LOSSES CASH AND DEBT SECURITIES ($ millions) ($ millions) Cash and debt securities . Loan-to-deposit ratio $3,557 $2,988 $3,102 $3,206 $19 $2,701 $14 2 $11 $10 104% 101% 100% 101% 102% $2 1Q18 2Q18 3Q18 2 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 % of Total Assets 11.6% 12.9% 13.5% 13.5% 14.6% 1 12 Excludes non-accrual loans and leases 2 Excluding the $6.6 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $8.9 million

Net Charge-off Rate Trends Remain Favorable NET CHARGE-OFF RATE BY BUSINESS FY FY FY 2016 2017 2018 1Q19 Consumer real estate 0.22% (0.18)% (0.10)% 0.03% Commercial 0.01 0.13 0.09 0.22 Leasing and equipment finance 0.13 0.20 0.16 0.21 Inventory finance 0.07 0.08 0.20 0.24 Auto finance 0.86 1.11 1.50 2.21 1 Total loans and leases 0.26 0.24 0.29 0.39 1, 2 Loans and leases (ex. auto finance) 0.15 0.06 0.10 0.20 Loans and leases (ex. auto finance and recoveries on consumer real estate non-accrual loan sales)1, 2 0.15 0.15 0.14 0.20 4 QUARTERLY NET CHARGE-OFFS (excluding the recoveries from the sales of consumer real estate non-accrual loans) • 1Q19 net charge-off rate excluding ($ millions) 2 Other net charge-offs3 auto finance of 0.20% Auto finance net charge-offs $21 $19 • Auto finance net charge-offs made up $14 $13 $13 $11 $9 } 47% 53% of 1Q19 net charge-off dollars $3 $4 $4 $11 $9 $9 $10 $10 } 53% 1Q18 2Q18 3Q18 4Q18 1Q19 13 1 Includes Other 2 See slide 19 “Reconciliation of GAAP to Non-GAAP Financial Measures” 3 Excluding auto finance and recoveries from the sales of consumer real estate non-accrual loans; see slide 19 “Reconciliation of GAAP to Non-GAAP Financial Measures”

Improved Return on Capital and Strong Capital Position RETURN ON AVERAGE RETURN ON AVERAGE TANGIBLE COMMON EQUITY1 TANGIBLE COMMON EQUITY1 (Quarterly YoY View) (5-Quarter View) 1 Adjusted1 Adjusted Reported Reported 15.39% 15.76% 15.59% 13.72% 13.72% 12.26% 12.26% 8.55% 12.42% 12.42% 10.65% 1Q17 1Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Shares Repurchased ($ millions) $57.6 $68.2 $24.0 $63.0 $0.0 COMMON EQUITY TIER 1 CAPITAL RATIO2 (Quarterly YoY View) • No share repurchases during 1Q19 10.79% 10.57% 10.11% • $78.1 million remaining under current share repurchase authorization at March 31, 2019 (expected to-be completed by merger closing) 1Q17 1Q18 1Q19 14 1 See slide 20 “Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)” 2 The regulatory capital ratios for 1Q19 are preliminary pending completion and filing of the Company’s regulatory reports

Appendix

Impact of 1Q19 Merger-related Expenses Impact of 1Q19 Merger-related 1Q19 1 ($ millions, except per share data) Reported Expenses Adjusted Total non-interest expense $ 253.1 $ (9.5) $ 243.6 Income before income tax expense 94.7 9.5 104.2 Net income attributable to TCF Financial Corporation 70.5 7.2 77.7 Diluted EPS 0.42 0.04 0.46 Efficiency ratio 70.70% 68.06% Return on average common equity 11.40 12.61 Return on average tangible common equity1 12.42 13.72 • Merger-related expenses impacted diluted EPS by 4 cents1 in 1Q19 • $9.5 million of merger-related expenses in 1Q19 related to professional fees, legal, severance and other expenses 1 16 See slides 20-21 “Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)”

High Quality Debt Securities Portfolio1 Growth driven by remix from auto finance portfolio run-off DEBT SECURITIES1 ($ millions) • Total debt securities growth of $981 million Other Obligations of states and political subdivisions YoY U.S. Government sponsored enterprises and federal agencies mortgage-backed securities $3,093 • Remix of debt securities portfolio $2,619 $361 $2,406 $2,532 from lower yielding obligations of $2,112 $557 $809 $799 states and political subdivisions to $813 higher yielding U.S. Government $2,729 sponsored enterprises and federal $2,059 $1,594 $1,731 $1,297 agencies mortgage-backed securities 1Q18 2Q18 3Q18 4Q18 1Q19 • Resulting in increased debt 1,2 securities yields, while market yields YIELDS ON DEBT SECURITIES have decreased in 1Q19 • 1Q19 debt securities purchased at an 2.88% average tax-equivalent yield of 3.39% 2.82% 2.71% 2.61% 2.50% • High quality fixed rate assets (AA and AAA rated) 1Q18 2Q18 3Q18 4Q18 1Q19 • Debt securities portfolio duration of 4.9 years at March 31, 2019 17 1 Includes debt securities held to maturity and debt securities available for sale 2 Annualized and presented on a fully tax-equivalent basis

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement, including to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors", the factors discussed below, and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive: deterioration in general economic, political and banking industry conditions; cyber-security breaches, hacking, denial of service, security breaches, loss or theft of information, or other cyber-attacks that disrupt TCF's business operations or damage its reputation; fluctuation in interest rates that result in decreases in the value of assets or a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; lack of access to liquidity; inability to pay and receive dividends; adverse effects related to competition from traditional competitors, non- bank providers of financial services and new technologies; soundness of other financial institutions and other counterparty risk, including the risk of default, operational disruptions, security breaches, or diminished availability of counterparties who satisfy our credit quality requirements; adverse developments affecting TCF's branches, including its supermarket branches; risks related to developing new products, markets or lines of business; changes in the allowance for loan and lease losses dictated by new market conditions, regulatory requirements or accounting standards; new consumer protection and supervisory requirements or regulatory reform related to capital, leverage, liquidity or risk management; adverse changes in monetary, fiscal or tax policies; heightened regulatory practices or requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity; deficiencies in TCF's compliance programs or risk mitigation frameworks; the effect of any negative publicity or reputational damage; technological or operational difficulties; failure to keep pace with technological change, including with respect to customer demands or system upgrades; risks related to TCF's loan sales activity; dependence on accurate and complete information from customers and counterparties; the failure to attract and retain key employees; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; changes in accounting standards or interpretations of existing standards; adverse federal, state or foreign tax assessments; litigation or government enforcement actions; ineffective internal controls; and the effects of man-made and natural disasters, any of which may negatively affect our operations and/or our customers. This presentation also contains forward-looking statements regarding TCF's outlook or expectations with respect to the planned merger with Chemical Financial Corporation ("Chemical"). Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of TCF and Chemical with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), and the timing of the closing of the transaction. 18

Reconciliation of GAAP to Non-GAAP Financial Measures

($ thousands)

Computation of net charge-off rate excluding auto finance and recoveries from non-accrual loan sales:		Quarter Ended Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Year Ended Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2018
Net charge-offs	(a)	$ 14,151	$ 12,770	$ 6,790	$ 21,314	$ 18,654	$ 45,235	$ 44,440	$ 55,025
Less: Auto finance net charge-offs		10,656	8,516	9,485	9,887	10,182	23,141	34,476	38,544
Total net charge-offs excluding auto finance net charge-offs	(b)	3,495	4,254	(2,695)	11,427	8,472	22,094	9,964	16,481
Plus: Recoveries from consumer real estate non-accrual loan sales		—	—	6,626	—	—	—	13,289	6,626
Total net charge-offs excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales	(c)	$ 3,495	$ 4,254	$ 3,931	$ 11,427	$ 8,472	$ 22,094	$ 23,253	$ 23,107
Average total loans and leases	(d)	$19,253,483	$19,093,607	$18,415,524	$18,554,629	$19,186,266	$17,584,991	$18,491,233	$18,826,262
Less: average auto finance loans		3,020,187	2,695,943	2,435,868	2,121,969	1,841,130	2,693,041	3,105,326	2,565,668
Average total loans and leases excluding auto finance loans	(e)	$16,233,296	$16,397,664	$15,979,656	$16,432,660	$17,345,136	$14,891,950	$15,385,907	$16,260,594
Net charge-off rate[1]	(a) / (d)	0.29%	0.27%	0.15%	0.46%	0.39%	0.26%	0.24%	0.29%
Net charge-off rate excluding auto finance net charge-offs[1, 2]	(b) / (e)	0.09	0.10	(0.07)	0.28	0.20	0.15	0.06	0.10
Net charge-off rate excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales[1, 2]	(c) / (e)	0.09	0.10	0.10	0.28	0.20	0.15	0.15	0.14

[1] QTD ratios are annualized

[2] When evaluating credit quality, management considers adjusted measures such as the net charge-off rate excluding recoveries from consumer real estate non-accrual loan sales and/or net charge-off rate excluding auto finance. These measures are non-GAAP adjusted measures and are viewed by management as useful indicators of normalized net charge-offs and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

19

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)

($ thousands)

Computation of adjusted ROACE, ROATCE and adjusted ROATCE:		Mar. 31, 2018	Jun. 30, 2018	QTD Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019
Net income available to common stockholders used in ROACE calculation	(a)	$ 66,174	$ 56,255	$ 83,702	$ 83,158	$ 68,001
Plus: Other intangibles amortization		831	835	913	847	814
Less: Related income tax expense		199	201	220	198	194
Net income available to common stockholders used in ROATCE calculation	(b)	$ 66,806	$ 56,889	$ 84,395	$ 83,807	$ 68,621
Adjusted net income available to common stockholders:						
Net income available to common stockholders		$ 66,174	$ 56,255	$ 83,702	$ 83,158	$ 68,001
Plus: Merger related-expenses		—	—	—	—	9,458
Plus: CFPB/OCC settlement adjustment		—	32,000	—	—	—
Less: Related income tax expense		—	6,491	—	—	2,252
Net income available to common stockholders used in adjusted ROACE calculation	(c)	66,174	81,764	83,702	83,158	75,207
Plus: Other intangibles amortization		831	835	913	847	814
Less: Related income tax expense		199	201	220	198	194
Net income available to common stockholders used in adjusted ROATCE calculation	(d)	$ 66,806	$ 82,398	$ 84,395	$ 83,807	$ 75,827
Average balances:						
Total equity		$ 2,580,920	$ 2,512,128	$ 2,511,983	$ 2,517,870	$ 2,579,250
Less: Non-controlling interest in subsidiaries		23,191	28,654	23,548	21,918	24,521
Total TCF Financial Corporation stockholders' equity		2,557,729	2,483,474	2,488,435	2,495,952	2,554,729
Less: Preferred stock		200,404	169,302	169,302	169,302	169,302
Average total common stockholders' equity used in ROACE calculation	(e)	2,357,325	2,314,172	2,319,133	2,326,650	2,385,427
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net		23,274	22,672	21,798	20,931	20,102
Average tangible common stockholders' equity used in ROATCE calculation	(f)	$ 2,179,294	$ 2,136,743	$ 2,142,578	$ 2,150,962	$ 2,210,568
Adjusted average total common stockholders' equity:						
Average total common stockholders' equity		$ 2,357,325	$ 2,314,172	$ 2,319,133	$ 2,326,650	$ 2,385,427
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	4,205	—	—	—
Average total common stockholders' equity used in adjusted ROACE calculation	(g)	2,357,325	2,318,377	2,319,133	2,326,650	2,385,427
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net		23,274	22,672	21,798	20,931	20,102
Average tangible common stockholders' equity used in adjusted ROATCE calculation	(h)	$ 2,179,294	$ 2,140,948	$ 2,142,578	$ 2,150,962	$ 2,210,568
ROACE[1]	(a) / (e)	11.23%	9.72%	14.44%	14.30%	11.40%
Adjusted ROACE[1,2]	(c) / (e)	11.23	14.11	14.44	14.30	12.61
ROATCE[1,2]	(b) / (f)	12.26	10.65	15.76	15.59	12.42
Adjusted ROATCE[1,2]	(d) / (f)	12.26	15.39	15.76	15.59	13.72

[1] Annualized

[2] When evaluating capital adequacy and utilization, management considers financial measures such as adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

20

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.) ($ thousands) Quarter Ended Mar. 31, Jun. 30, Sep. 30, Dec. 31, Mar. 31, Computation of adjusted efficiency ratio: 2018 2018 2018 2018 2019 Non-interest expense (a) $ 245,980 $ 272,039 $ 246,423 $ 249,958 $ 253,075 Less: Merger-related expenses — — — — 9,458 Less: CFPB/OCC settlement adjustment — 32,000 — — — Adjusted non-interest expense (b) $ 245,980 $ 240,039 $ 246,423 $ 249,958 $ 243,617 Net interest income $ 243,199 $ 250,799 $ 249,121 $ 248,888 $ 250,907 Non-interest income 112,204 114,103 116,445 128,133 107,026 Total revenue (c) $ 355,403 $ 364,902 $ 365,566 $ 377,021 $ 357,933 Efficiency ratio (a) / (c) 69.21% 74.55% 67.41% 66.30% 70.70% Adjusted efficiency ratio1 (b) / (c) 69.21 65.78 67.41 66.30 68.06 ($ thousands) Quarter Ended Computation of adjusted diluted earnings per common share: Mar. 31, 2019 Net income available to common stockholders $ 68,001 Less: Earnings allocated to participating securities 13 Earnings allocated to common stock (a) 67,988 Plus: Merger-related expenses 9,458 Less: Related income tax expense 2,252 Adjusted earnings allocated to common stock (b) $ 75,194 Weighted-average common shares outstanding used in diluted earnings per common share calculation (c) 162,427,823 Diluted earnings per common share (a) / (c) $ 0.42 Adjusted diluted earnings per common share (b) / (c) 0.46 1 When evaluating performance, management considers adjusted measures such as the adjusted efficiency ratio and adjusted diluted earnings per common share. These measures are non-GAAP 21 financial measures and are viewed by management as useful indicators of expense management and also provides investors, regulators and other users with information to be viewed in relation to other banking institutions.